UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2014
  THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Marcus Avenue, Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 587-5000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On December 29, 2014, The Hain Celestial Group, Inc. ("Hain Celestial") issued a press release stating that, as previously announced, as of the market close today one additional share of Hain Celestial common stock will be distributed as a dividend for every one share of Hain Celestial common stock owned by stockholders of record as of December 12, 2014.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated December 29, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 29, 2014

THE HAIN CELESTIAL GROUP, INC.
(Registrant)

By:     /s/ Denise M. Faltischek
Name:    Denise M. Faltischek
Title:    Executive Vice President and General Counsel